===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

         Date of Report (Date of earliest event reported): May 14, 2003

                           --------------------------



                       AMERICAN EXPRESS CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

                           --------------------------




        Delaware                       1-6908                  11-1988350
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



     One Christina Centre, 301 North
     Walnut Street, Suite 1002, Wilmington, Delaware          19801-2919
     -----------------------------------------------          ----------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (302) 594-3350
               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          4(v)  Form of Global Fixed Rate Note

          4(w)  Form of Global LIBOR Floating Rate Note




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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)



                                          By /s/ Stephen P. Norman
                                             -------------------------------
                                          Name:  Stephen P. Norman
                                          Title: President









Date:   May 14, 2003

                                  EXHIBIT INDEX

Item No.                   Description
--------                   -----------
4(v)             Form of Global Fixed Rate Note

4(w)             Form of Global LIBOR Floating Rate Note